UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 31, 2013
MEDIA GENERAL, INC.
(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 E. Franklin St., Richmond, VA		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(804) 887-5000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 31, 2013, Media General, Inc. (the Company) entered into a credit agreement with Royal Bank of Canada, as Administrative Agent and a Lender and the other lenders party thereto, the availability of which is contingent upon certain conditions being met, primarily the successful completion of the previously announced merger with New Young Broadcasting Holding Co., Inc. (Young). Shield Media LLC and Shield Media Lansing LLC (Shield Media), companies with which Young has shared services arrangements for two stations, entered into a new credit agreement with Royal Bank of Canada, as Administrative Agent and other lenders party thereto dated as of July 31, 2013, the availability of which is contingent upon certain conditions being met, primarily the successful completion of the Young merger, which will refinance the outstanding loans under one credit agreement. The existing Shield Media term loans are guaranteed on a secured basis by Young which will continue to provide its guarantee, secured by the same collateral, for the combined refinanced facility. The Company has also agreed to guarantee the new Shield Media term loan agreement, contingent on successful completion of the Young merger, but only if a guarantee is permitted under the terms of the senior secured notes. The key terms of the new credit agreements are described in a press release which is attached as Exhibit 99.1 to this Form 8-K and incorporated in this Item 1.01 by reference.

The descriptions of the new credit agreements above and in the accompanying press release does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements which are attached as Exhibits 10.1 and 10.2 to this Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference to this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Credit Agreement, dated as of July 31, 2013, among Media General, Inc., as the Borrower, Royal Bank of Canada, as Administrative Agent and a Lender and the other lenders party thereto.

Exhibit 10.2

Credit Agreement, dated as of July 31, 2013, among Shield Media LLC and Shield Media Lansing LLC, as Holding Companies, WXXA-TV LLC, WLAJ-TV LLC, as the Borrowers, Royal Bank of Canada, as Administrative Agent and the other lenders party thereto.

Exhibit 99.1	Press Release issued by MEDIA GENERAL, INC., August 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC. (Registrant)

Date August 5, 2013
	By:	/s/ James F. Woodward
James F. Woodward Vice President - Finance and Chief Financial Officer